EXHIBIT 10.136


                          UNITED STATES DISTRICT COURT

                          EASTERN DISTRICT OF VIRGINIA

BLACK & DECKER (U.S.)  INC.
BLACK & DECKER INC.
701 East Joppa Road                                   SUMMONS IN A CIVIL ACTION
Towson, Maryland 21204

               v.                                  CASE NUMBER: 96-1042-A

CATALINA LIGHTING, INC.
18191 N.W. 68TH Avenue
Hialeah, Florida 33015-3905
                                                            8-08-96
        TO: (Name and Address of Defendant)                 9:51 AM
               CATALINA LIGHTING, INC.                 ILLEGIBLE  1024
               18191 N.W. 68th Avenue
               Hialeah, Florida 33015

        YOU ARE HEREBY SUMMONED and required to file with the Clerk of this Court and serve upon PLAINTIFF'S ATTORNEY (name and address)

        Amy S.  Owen
        MILES & STOCKBRIDGE, P.C.
        1751 Pinnacle Drive, Suite 500
        McLean, Virginia 22102
        (703) 903-9000

an answer to the complaint which is herewith served upon you, within 20 days after service of this summons upon you, exclusively of the day of service. If you fail to do so, judgment by default will be taken against you for the relief demanded in the complaint.


NORMAN M. MEYER, JR., CLERK                                     7/31/96
- ----------------------------                                     -------

/S/ LORRI A.  HARPER
- --------------------------
BY DEPUTY CLERK

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                       IN THE UNITED STATES DISTRICT COURT
                      FOR THE EASTERN DISTRICT OF VIRGINIA
                              (Alexandria Division)                ILLEGIBLE
                                                                      STAMP
BLACK & DECKER (U.S.)  INC.               )                       JUL 31 1996
BLACK & DECKER INC                        )
701 East Joppa Road                       )
Towson, Maryland 21204                    )
                                          )
                      Plaintiffs,         )
                                          )
        v.                                )      Civil Action No.  96-1042-A
                                          )
CATALINA LIGHTING, INC.                   )
18191 N.W. 68th Avenue                    )
Hialeah, Florida 33015-3905               )
                                          )
                      Defendant.          )

                        COMPLAINT FOR PATENT INFRINGEMENT

        Plaintiffs, BLACK & DECKER (U.S.) INC. and BLACK & DECKER INC. (collectively "Black & Decker"), complain of defendant, CATALINA LIGHTING, INC. ("Catalina"), as follows:

        1. This is a complaint for patent infringement of United States Patent No. 5,517,392, entitled "Sleeve Retention for Flexible Core of a Flashlight," issued on May 14, 1996 ("the '392 patent") and of United States Patent No. 5,521,803, entitled "Flashlight With Flexible Core," issued on May 28, 1996 ("the '803 patent"). The Court has jurisdiction over the subject matter of the complaint under 28 U.S.C. ss. 1338. Venue is proper under 28 U.S.C. ss. 1400(b).

        2. This Court has personal jurisdiction over Catalina by virtue of its tortious acts of patent infringement, which have been committed in the Commonwealth of Virginia, and its transaction of business in Virginia. Catalina has made, used, offered for sale and sold flexible flashlights, including those sold under the name


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"THE PORTABLE HUGGER," which are covered by United States Patents Nos. 5,517,392 and 5,521,803 (collectively "the patents in suit").

        3. Black & Decker (U.S.) Inc. is a Maryland corporation having its principal place of business at 701 East Joppa Road, Towson, Maryland, within 100 miles of this Court. Black & Decker (U.S.) Inc. is a leading American designer and manufacturer of consumer products.

        4. Black & Decker Inc. is a Delaware corporation which owns the patents in suit, which are exclusively licensed to Black & Decker (U.S.) Inc. Both Black & Decker inc. and Black & Decker (U.S.) Inc. have standing to bring suit against Catalina for infringement of the patents in suit.

        5. Catalina is a Florida corporation having a place of business at 18191 N.W. 68th Avenue, Hialeah, Florida 33015-3905. Catalina is engaged in the business of, among other things, manufacturing, distributing and selling residential and commercial lighting devices.

        6. As stated above, Catalina has infringed the patents in suit by making, using, offering to sell and selling flexible flashlights that embody the inventions described and claimed in the patents in suit and by inducing infringement of the patents in suit in the United States. Catalina has also infringed the patents in suit by importing and inducing others to import into the United States flexible flashlights that embody the inventions described and claimed in the patents in suit.

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        7. Catalina's acts of infringement have been willful and deliberate, having been done with full knowledge of the patents in suit.

        8. Black & Decker has been damaged by Catalina's infringing acts and will be continued to be damaged unless Catalina is enjoined by this Court.

        9. Black & Decker is entitled to recover damages from Catalina in an amount adequate to compensate it for the infringement that has occurred and that will continue to occur until an injunction is issued by the Court.

                                PRAYER FOR RELIEF

        WHEREFORE, Black & Decker seeks judgment against Catalina as follows:

        A. An award of damages adequate to compensate Black & Decker for the infringement of the '392 and '803 patents that has occurred, but in no event less than a reasonable royalty;

        B. A determination that Catalina's patent infringement has been willful and deliberate and an award to Black & Decker of three times the damages so determined, as provided for in 35 U.S.C. ss. 284, together with prejudgment interest from the date infringement began;

        C. A determination that this case is "exceptional" as provided by 35 U.S.C. ss. 285 and an award to Black & Decker of its costs and reasonable attorneys' fees;

        D. Preliminary and permanent injunctions against Catalina, including its subsidiaries, affiliates, related

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companies, agents, employees and representatives (and all persons in active concert or participation with it), prohibiting all further acts of infringement of the 1392 and 1803 patents; and

        E. Such other and further relief as this Court and/or a jury may deem proper and just.

                                   JURY DEMAND

        Black & Decker hereby demands a trial by jury on all issues presented in this Complaint that are so triable.

                                   /S/ AMY S.  OWEN
                                   -----------------------------------
                                   Amy S.  Owen
                                   MILES & STOCKBRIDGE, P.C.
                                   1751 Pinnacle Drive, Suite 500
                                   McLean, Virginia 22102
                                   (703) 903-9000

                                   Raymond P.  Niro
                                   John C.  Janka
                                   Raymond P.  Niro, Jr.
                                   Christopher J.  Lee
                                   David J.  Sheikh
                                   NIRO, SCAVONE, HALLER AND NIRO
                                   181 West Madison Street, Suite 4600
                                   Chicago, Illinois 60602
                                   Phone: (312) 236-0733

                                   Attorneys for Black & Decker (U.S)
                                   Inc.  and Black & Decker Inc.

OF COUNSEL

John D.  Del Ponti
The Black & Decker Corporation
701 East Joppa Road TW 199
Towson, Maryland 21204

Barry E.  Deutsch
Black & Decker (U.S.) Inc.
6 Armstrong Road
Shelton, Connecticut

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